Sultanate of Oman
Muscat
Ministry of Tourism

سلطنـــــة عمـــــان
مسقط
وزارة السيـــــاحة

LAND HELD IN USUFRUCT CONTRACT
Designated to Integrated Tourism Complexes

عقد حق انتفاع بأرض مخصصة للمجمعات السياحية المتكاملة

Contract No.:
Name of Project: Omagine Project
Governorate/State/District: Muscat
Name of Investment Company (Beneficiary): Omagine LLC

رقم العقـــــــد:
إسم المشـــــروع:
المحافظة / الولاية/المنطقة:
اسم الشركة المستثمرة (المنتفع): أوماجن ش.م.م

USUFRUCT CONTRACT

THIS USUFRUCT CONTRACT ("Contract") is made and entered into on the ___ day of 2015, BETWEEN

عقد حق انتفاع

انه في يوم . الموافق .تم إبرام هذا العقد بين كل من:

THE Government of the Sultanate of Oman, represented in this Contract by the MINISTRY OF TOURISM
Address: P.O. BOX 200, P.C. 115, Madinat Al-Sultan Qaboos, Sultanate of Oman, referred to hereinafter as (the "First Party"); and

حكومة سلطنة عمان تمثلها في توقيع هذا العقد وزارة السياحة، وعنوانها: ص. ب /200 – ر . ب / 115 مدينة السلطان قابوس – سلطنة عمان. ويشار إليها فيما بعد بـ (الطرف الأول). و

Omagine LLC, a limited liability company registered under the laws of Oman and having commercial registration number 1080151. Address: PO Box 708, Madinat Al Sultan Qaboos, PC 115, Sultanate of Oman, Referred to hereinafter as the "Second Party"

شركة اوماجن ش.م.م المسجلة في سلطنة عمان وتحمل السجل التجاري رقم (1080151) وعنوانها: ص.ب. 708، مدينة السلطان قابوس، الرمز البريدي 115 – سلطنة عمان، ويمثلها في توقيع هذا العقد: () ويشار إليها فيما بعد بـ (الطرف الثاني).

Preamble

Whereas, the First Party owns the plot of land No. (1) in Block No. (74SW) located in Al Hail North, Governorate/State/District of Al Seeb, with a total area of (1000000 square meters) shown in the attached drawing referred to hereinafter (the "Land").

تمهيد

يمتلك الطرف الأول قطعة الأرض رقم (1) بمربع رقم (74 SW) الواقعة في شمال الحيل ولاية السيب والبالغة مساحتها مليون متر مربع (1000000م^2) والمبينة بالرسم المساحي المرفق ويشار إليها فيما بعد بـ (الأرض).

Whereas, the First Party has agreed to award the Second Party the rights of Usufruct over the Land in order to implement the works set out in (a) the master plan of the Project approved by the First Party pursuant to the Development Agreement and (b) the Development Agreement,

وحيث أن الطرف الأول وافق على منح الطرف الثاني حق الانتفاع بالأرض للقيام بالأعمال (أ) المبينة في المخطط الشمولي للمشروع والموافق عليه من الطرف الأول حسب أحكام اتفاقية التطوير و(ب) اتفاقية التطوير.

Whereas the First Party and the Second

وحيث أن الطرف الأول والطرف الثاني قد أبرما فيما

Party have signed a Development Agreement setting out in detail the terms and conditions governing the development, use and sale of the Land.

بينهما اتفاقية تطوير لتقرر تفصيلا البنود والشروط التي تحكم تطوير المشروع واستغلال وبيع قطعة الأرض.

Therefore, the Parties agreed to conclude this Contract according to the following terms and conditions :

عليه، فقد اتفق الطرفان أن تكون أحكام وشروط هذا العقد على النحو الآتي:

ARTICLE 1

البند الأول:

1. The foregoing Preamble, the Laws and Regulations governing lands held in Usufruct in the Sultanate of Oman shall be part and parcel of this Contract, and shall be concurrently read and interpreted with them. This Contract shall also be an integral part of the Development Agreement entered into between the Parties, together with the schedules thereto. In case of any conflict between this Usufruct Contract and the Development Agreement, the provisions of the Development Agreement shall prevail.

1- يعتبر التمهيد السابق والقوانين واللوائح المنظمة للانتفاع بأراضي السلطنة جزءاً لا يتجزأ من هذا العقد وتقرأ وتفسر معه. كما يعتبر هذا العقد جزء لا يتجزأ من اتفاقية التطوير الموقعة مع الطرف الثاني ومرفقاتها ، وأنه في حالة وجود أي خلاف أو تعارض بين نصوص هذه الاتفاقية واتفاقية التطوير فإن نصوص اتفاقية التطوير تكون هي السائدة.

2. The Second Party acknowledges to have lawfully inspected the Land held in Usufruct in a manner that excludes ignorance, and agrees to hold it in Usufruct, without any right of recourse on the First Party with respect to rights other than those provided for in the Development Agreement.

2- يقر الطرف الثاني بأنه عاين الأرض محل الانتفاع المعاينة النافية للجهالة قانوناً وانه قبل الانتفاع بها طبقاً لوضعها الراهن دون أن يحق له الرجوع على الطرف الأول بأية حقوق خلاف تلك المنصوص عنها في اتفاقية التطوير .

3. The Second Party shall be entitled to divide the Land into separate parcels, blocks, units or parts and to assign all or part of its rights hereunder to third parties pursuant to the Law promulgated by Royal Decree 12/2006 and its Executive Regulations on ownership of real estate in integrated tourism complexes.

3- يحق للطرف الثاني تجزئة الأرض طبقاً لأحكام النظام الصادر بالمرسوم السلطاني (2006/12) ولائحته التنفيذية في شأن تملك العقارات في المجمعات السياحية المتكاملة.

ARTICLE 2: TERM OF USUFRUCT

البند الثاني: مدة الانتفاع:

1. The First Party shall, pursuant to this Contract, grant the Second Party, the Usufruct rights over the Land for a period of fifty years (the "Usufruct Term"), renewable subject to a written agreement between the Parties

1. يمنح الطرف الأول للطرف الثاني بموجب هذا العقد ، حق الانتفاع بالأرض وذلك لمدة خمسين سنة قابلة للتجديد بناءً على اتفاق كتابي بين الطرفين.

2. The Usufruct Term shall commence from the date of registration of this Contract.

2. يبدأ سريان حق الانتفاع بالأرض اعتباراً من تاريخ تسجيل هذا العقد.

ARTICLE 3: OBLIGATIONS OF THE FIRST PARTY

البند الثالث: التزامات الطرف الأول:

1. The First Party shall deliver the Land free of any encumbrances or rights limiting the Usufruct and warrants that no government body or third party will obstruct the Second Party during the Term of Usufruct; failing which, the Second Party shall have the right to terminate this Contract without prejudice to his right to demand payment of damages as set out in the Development Agreement.

1. تسليم الأرض إلى الطرف الثاني خالية من أية موانع أو حقوق تنتقص من حق الانتفاع ويضمن عدم التعرض للطرف الثاني طوال مدة العقد من قبل أية جهة حكومية أو الغير و إلا كان للطرف الثاني الحق في إنهاء هذا العقد دون الإخلال بحقه في المطالبة بالتعويض وفقا لما هو منصوص عليه في اتفاقية التطوير.

2 The First Party shall register this Contract with the Real Estate Registry at the Ministry of Housing, Sultanate of Oman on or immediately after ratification of the Development Agreement. The registration charges shall be at the expense of the Second Party.

2. تسجيل هذا العقد لدى أمانة السجل العقاري بوزارة الإسكان بسلطنة عمان فور او مباشرة بعد اعتماد اتفاقية التطوير. و تكون رسوم التسجيل على نفقة الطرف الثاني .

3 The Second Party shall be granted exemption from payment of Usufruct rates and incentives and concessions in accordance with pertinent regulations as set out in the Development Agreement.

3. منح الطرف الثاني إعفاء من سداد مقابل حق الانتفاع ومنحه حوافز وامتيازات وفقا للنظم المعمول بها الصادرة في هذا الشأن والمشار إليها في اتفاقية التطوير.

4. The Second Party shall be exempted from payment of the Annual Usufruct Rent during the first five (5) years of this Contract starting from the date of the registration of the Usufruct Rights in the name of the Second Party

4. يعفى الطرف الثاني من دفع بدل الانتفاع خلال السنوات الخمس الأولى من مدة الانتفاع. وتبدأ مدة الإعفاء من تاريخ تسجيل حق الانتفاع باسم الطرف الثاني.

ARTICLE 4: OBLIGATIONS OF THE SECOND PARTY

البند الرابع: التزامات الطرف الثاني:

The Second Party commits to:

يلتزم الطرف الثاني بما يأتي :

1. Pay an annual usufruct fee being(0.300 Omani Riyals multiplied by the Existing Land (in square meters) X 30%), provided that the Annual Usufruct Fee shall be reduced in proportion with any part of the Existing Land that the Government has received the Land Price for.

1. يلتزم المنتفع بسداد مقابل حق انتفاع سنوي يتمثل بحاصل ضرب (0,300) ريال عماني مضروباً في مساحة الأرض الإجمالية بالأمتار المربعة مضروباً في 30%. ويتم إنقاص ما يقابل أية مساحة يتم دفع ثمنها إلى الحكومة من المساحة المتوجب دفع بدل انتفاع عنها.

2. Pay to the First Party a delay penalty equivalent to six percent (6%) per annum of the unpaid balance of the Annual Usufruct Rent. This penalty shall apply from the due date through the date of settlement.

2. سداد غرامة تأخير بواقع (6%) إلى الطرف الأول من الرصيد غير المدفوع من مقابل حق الانتفاع. وتسري هذه الغرامة من تاريخ استحقاق المبلغ وحتى تاريخ سداده.

3. Pay all chargeable taxes and levies as they fall due, unless fully or partly exempted from them pursuant to the provisions of laws and regulations

3. سداد كافة الضرائب والرسوم وقت استحقاقها، ما لم يعف الطرف الثاني من سداد تلك الضرائب والرسوم أو أي جزء منها وفقاً لأحكام القوانين واللوائح المعمول بها في السلطنة.

prevailing in the Sultanate.

4. Take all necessary measures to protect the boundaries of the Land from any trespassing and maintain the Land, buildings and installations constructed by the Second Party or over which the Second Party has usufruct rights pursuant to this Contract and which were constructed pursuant to the Development Agreement and strictly use it for the intended purpose only.

4. اتخاذ التدابير اللازمة لحماية حدود الأرض من أي تعد والمحافظة عليها وعلى المباني والمنشآت المشيدة بها من قبل الطرف الثاني او التي منح الطرف الثاني حق الانتفاع بها او تم إنشاؤها وفقاً لأحكام اتفاقية التطوير وإبقائها بحالة جيدة وعدم استخدامها في أية أغراض غير المصرح بها.

5. Comply with the terms and conditions of the Development Agreement and all applicable laws and regulations in the Sultanate of Oman.

5. الالتزام ببنود اتفاقية التطوير والقوانين واللوائح المعمول بها في سلطنة عمان

6. The Second Party shall begin executing the Project according to the provisions of the Development Agreement.

6. البدء في تنفيذ المشروع وفقا لما هو موضح في اتفاقية التطوير.

7. The Second Party shall not take any legal or physical action in relation to the Land subject of Usufruct for a period beyond the expiry date of the Usufruct.

7. عدم إجراء أية تصرفات قانونية أو مادية تتعلق بالأرض المنتفع بها تتجاوز مدتها تاريخ انتهاء حق الانتفاع.

8. Insure the buildings and installations together with fixed and movable assets constructed pursuant to the Development Agreement and owned by the Second Party or over which the Second Party has usufruct rights pursuant to this Contract (collectively, "Installations") during the Contract Term against any "Insurable Risk" with respect to losses or damages to such Installations regardless of how they are caused, subject always to the reasonable exclusions of the insurance coverage in force as agreed, provided that the insurance covers the value of such Installations. In the event that such Installations are destroyed or damaged as a result of an Insurable Risk, the Second Party shall file an insurance claim with respect to such damage or destruction (an "Installation Claim"). Upon obtaining the necessary permits and approvals from the First Party, the Second Party shall apply the proceeds, if any, received from an insurer with respect to any such Installation Claim ("Proceeds") to the reconstruction and restoration of the damaged or destroyed Installations that are the subject matter of such Installation Claim. The Second Party shall use its best efforts to repair such Installations such that they are returned to the state they were in

8. التامين على المباني والمنشات بملحقاتها الثابتة والمنقولة التي تم إنشاؤها وفقاً لأحكام اتفاقية التطوير من قبل الطرف الثاني والمملوكة له او فوق تلك التي تم منح الطرف الثاني حق الانتفاع بها بموجب هذا العقد (ويشار إليها فيما يلي بـ "المنشآت") خلال مدة العقد، ضد أية خسائر أو أضرار مهما كانت أسبابها، وذلك تبعاً للاستثناءات المعقولة المتفق عليها التي تتضمنها وثيقة التأمين، بحيث تغطي مبالغ التأمين تكاليف المباني والمنشات وملحقاتها. وفي حالة عدم صلاحية المباني والمنشات بسبب تدميرها أو إتلافها نتيجة لحدوث أي من الأخطار المؤمن ضدها فعلى الطرف الثاني تقديم مطالبة بذلك الى المؤمن، وفور الحصول على التصاريح اللازمة أو أية موافقات أخرى على الطرف الثاني استخدام أموال التأمين في إعادة تلك المباني والمنشات إلى الحالة التي كانت عليها لتصبح صالحة للاستغلال على النحو الذي كانت عليه قبل وقوع الضرر.

immediately prior to the occurrence of such damage or destruction.

ARTICLE 5: DISPOSAL OF THE USUFRUCT

البند الخامس: التصرف في حق الانتفاع:

1. Subject to Article 2 of the Royal Decree No. 12/2006, the Second Party, in order to finance the Project, shall have the right to assign all or part of the rights granted to it by virtue of this Contract to another party, or to mortgage the Usufruct right applicable to the Land and all the structures existing thereon as set out in the Development Agreement.

1. بمراعاة أحكام المادة (2) من المرسوم السلطاني رقم (2006/12) المشار إليه، يحق للطرف الثاني التنازل عن حق الانتفاع المقرر له بموجب هذا العقد إلى طرف آخر أو أن يرهن هذا الحق وكافة المنشات المقامة على الأرض بغرض تمويل المشروع وفقا لما هو مقرر في اتفاقية التطوير

2.The deed of assignment or mortgage shall stipulate that the rights and obligations of the Second Party, as stipulated under this Contract shall apply to the transferee or the mortgagee in lieu of the Second Party, even in the event that the Second Party ceases to exist as a legal entity.

2. يشترط أن يتضمن عقد التنازل أو الرهن ما يفيد التزام المتنازل إليه أو المرتهن بكل أحكام عقد الانتفاع حتى نهاية مدته ولو انقضى الوجود القانوني للطرف الثاني.

3. In accordance with the provisions of the law promulgated by Royal Decree No. (12/2006) and its Executive Regulations, the Second Party shall be entitled to sell the Land pursuant to the terms and conditions stipulated in the referred to Law and its Executive Regulations as well as the provisions of the Development Agreement

3. يحق للطرف الثاني، طبقا لأحكام المرسوم السلطاني رقم (2006/12) ولائحته التنفيذية، بيع الأرض وفقا للقواعد والشروط المنصوص عليها في النظام المشار إليه ولائحته التنفيذية وبنود اتفاقية التطوير.

ARTICLE 6: OBLIGATORY SUSPENSION OF THE PROJECT DUE TO A FORCE MAJEURE

البند السادس: التوقف القهري للمشروع:

In cases of Force Majeure that prevent any of the parties to perform their duties, the pertinent provisions in the Development Agreement shall apply.

إذا حدثت ظروف قاهرة، حالت دون قيام احد الطرفين أو كليهما من الوفاء بالتزاماته الواردة في هذا العقد تم تطبيق ما هو متفق عليه في شأن الظروف القاهرة باتفاقية التطوير.

ARTICLE 7: TERMINATION OF CONTRACT

البند السابع: إنهاء العقد:

In the event that the Second Party fails to complete the Minimum Build Obligations as set out in the Development Agreement, the First Party may terminate this Contract provided that the First Party also terminates the Development Agreement. Repossession and compensation shall be governed by the Development Agreement.

إذا أخل الطرف الثاني بأي من الالتزامات الواردة في هذا العقد أو فشل في تنفيذ المشروع طبقا للجدول الزمني الموضح في اتفاقية التطوير ، جاز للطرف الأول إنهاء هذه الاتفاقية واسترداد الأرض ووفقا لما هو وارد في اتفاقية التطوير.

ARTICLE 8: General Provisions

البند الثامن: أحكام عامة:

1. Upon expiry of this Contract and unless it has been renewed or extended by the

1. فور انتهاء هذا العقد وفي حالة ما لم يتم تجديده أو تمديد فترة سريانه من قبل الطرفين وفقا لبنود وشروط

Parties, the buildings and structures on the Land which have not yet been duly transferred from Usufruct to freehold title (i.e. if transfer of title has not been duly registered with the government or for which the right to acquire freehold title has not been validly assigned), shall become the property of the First Party, all subject to the provisions of Development Agreement.

جديدة، تؤول للطرف الأول ملكية المباني والمنشآت الكائنة على الأرض والتي لم تكن قد حولت بعد كما ينبغي من حق الانتفاع لحق ملكية (أي لم يتم استكمال تسجيل الملكية لدى الحكومة أو التي لم يتم التنازل عن الحق في تملكها ملكية خالصة بشكل صحيح) وذلك كله مع مراعاة أحكام اتفاقية التطوير.

2. The termination of this Contract in line with Article seven shall be without prejudice to the registered rights of third parties in connection with the Usufruct, such as mortgage, or any other usufruct right accruing during the Usufruct Term.

2. لا يخل إنهاء عقد حق الانتفاع على النحو الوارد في البند السابع ، بحقوق الغير المسجلة على حق الانتفاع كالرهن أو أي حق انتفاع آخر أو وغيره، المترتبة عليه خلال مدة الانتفاع.

ARTICLE 9: APPLICABLE LAW AND DISPUTE RESOLUTION

البند التاسع: القانون واجب التطبيق والمنازعات:

1. This Contract shall be governed by the Laws, Rules and regulations applicable in the Sultanate of Oman.

1- يخضع هذا العقد - في تفسيره وتنفيذ أحكامه - للقوانين واللوائح والنظم والإجراءات المعمول بها في سلطنة عمان.

2. Any dispute arising between the Parties in connection with any of the terms of this Contract shall be settled in accordance with the dispute resolution mechanism and arbitration as set out in the Development Agreement.

2- تتم تسوية أي نزاع ينشأ بين الطرفين بسبب هذا العقد وفقا لآلية تسوية المنازعات والتحكيم الواردة في اتفاقية التطوير .

3. The Parties agree that in case of any conflict between this Contract and the Development Agreement, the Development Agreement shall prevail.

3- اتفق الطرفان على أنه في حالة وجود أي تضارب بين نصوص هذا العقد واتفاقية التطوير، تسرى نصوص اتفاقية التطوير.

4. All provisions of the Development Agreement shall survive the termination of the Development Agreement to the extent they are applicable to the Usufruct.

4- إذا أشار عقد الانتفاع في بنوده إلى اتفاقية التطوير ، فإن نصوص اتفاقية التطوير المشار إليها في العقد تظل سارية بعد انتهاء اتفاقية التطوير بالقدر الذي تسري فيه تلك النصوص على حق الانتفاع .

ARTICLE 10: NOTICES

البند العاشر : عنوان الطرفين

1. Both Parties have designated the addresses shown in the Preamble of this Contract as their addresses. Each Party shall notify the other Party in case of a change in address and no correspondence shall be valid unless sent to this address.

1. اتخذ كلا الطرفين العنوان الموضح بديباجة العقد عنواناً له، ويلتزم المنتفع عند تغيير عنوانه بإخطار الوزارة بذلك، ولا يكون لأي من المراسلات حجية ما لم ترسل على هذا العنوان.

2. This Contract has been drawn in five (5) original copies signed by the Parties, a copy of which is delivered to the Second Party, two copies to the First Party, and a copy to each of the Ministry of Finance and the Real Estate Registry within the Ministry of Housing.

2. حرر هذا العقد من خمس نسخ أصلية، تم التوقيع عليها بين الطرفين تسلم للطرف الثاني نسخة منها ونسختين للطرف الأول وترسل نسخة لوزارة المالية وأخرى لأمانة السجل العقاري بوزارة الإسكان.

ARTICLE 11: CONTROLLING LANGUAGE

In the event that this Contract is read in a language other than the Arabic language, the Parties hereto acknowledge and agree that the Arabic language version hereof shall prevail in case of inconsistency or contradiction in interpretation or translation of this Contract.

البند الحادي عشر: لغة العقد

في حالة قراءة هذا العقد بلغة غير اللغة العربية، فإن الأطراف الموقعة عليه تقر وتوافق على الاعتداء بالنص المكتوب باللغة العربية إذا وجد اختلاف أو تضارب في التفسير أو الترجمة.

First Party(Ministry)
SIGNED for and on behalf of **THE MINISTRY OF TOURISM OF THE SULTANATE OF OMAN:**

Signature:
Stamp:

الطرف الأول (الوزارة)
وزارة السياحة
التوقيع
الختم

SIGNED for and on behalf of Omagine LLC:

Signature:
Stamp:

الطرف الثاني (المنتفع)
الختم
التوقيع

د/ وهف نزانيس جبوانية
بـ عني / ٧٨٢٤٠٩٣٣

OMAGINE L.L.C
P.O.Box 708
P.C. 115
Sultanate of Oman

لاستعمال أمانة السجل العقاري بوزارة الإسكان:

إنه بتاريخ ......١/٧/٢٠١٥م...... تم التوقيع على هذه الاتفاقية أمامنا نحن
.... الموثق بأمانة السجل العقاري.

اسم الموثق .... **التوقيع** .... **الختم**

مسجل العقود :

قد تم تسجيل هذه الاتفاقية تحت رقم ......١٦٢٤٨...... في سجل الاتفاقيات بأمانة السجل العقاري
في يوم ......٢...... الموافق ٢/٧/٢٠١٥م وذلك بعد تحصيل الرسوم المقررة وقدرها (......) بالـ عماني
بالحروف........................

مدير التصرفات القانونية ......٢/٧/٢٠١٥م...... **الختم** ....

٦

Sultanate of Oman
Ministry of Housing

سلطنة عمان
وزارة الإسكان

01-05-012-01-1	الرقم المسلسل
AL SEEB / AL MAWALEH NORTH	الولاية / رقم الخريطة 43" 834 / الحلة - القرية
1: 40000	الموقع العام

رسم مساحي لقطعة أرض

بيانات القطعة

PLOT NO. :	1	1	القطعة
BLOCK	PHASE 1	المرحلة ١	المربع
AREA :	1000000 SQ M	١٠٠٠٠٠٠ متر مربع	المساحة

[شروط البناء]

USE
HT
FLOORS
B. AREA
SETBACKS
FRONT BACK
SIDE
PARKING
CONDITIONS :

AL NOOR CITY
MINISTRY OF TOURISM

مدينة النور
وزارة السياحة

Site plan made to be approved by the planning department

٢٠١٤/٦/١٦م



WGS 84 — الإسقاط

1: 20000

		EASTING	NORTHING	DIST
1	2	628076.36	2614275.34	239.09
2	3	628138.47	2614093.18	271.30
3	4	627979.79	2613865.12	44.17
4	5	627930.89	2613992.86	193.32
5	6	627742.94	2613872.58	0.20
6	7	627742.58	2613872.56	61.79
7	8	627753.66	2612330.41	81.51
8	9	627573.08	2613910.39	106.35
9	10	627548.32	2612064.40	50.00
10	11	627500.20	2613935.31	108.49
11	12	627447.38	2613624.82	34.53
12	13	627495.61	2613952.69	136.14
13	14	627394.33	2614093.18	27.06
14	15	627336.07	2614011.18	396.51
15	16	627031.84	2614223.14	14.11
16	17	627029.24	2614243.06	14.63
17	18	627046.21	2614258.37	58.20
18	19	626993.34	2614298.53	18.00
19	20	626984.35	2614275.20	12.61
20	21	626977.03	2614273.74	110.51
21	22	626884.40	2614373.49	125.23
22	23	626793.38	2614478.97	149.37
23	24	626771.84	2614620.22	8.03
24	25	626771.37	2614633.52	639.96
25	26	627112.79	2615081.30	219.96
26	27	627227.32	2614943.14	75.83
27	1	627418.33	2614896.78	1080.58

AREA = 1000000 SQ m

CENTROID 627411.316 2614413.916


1040
485
1587

الملاحظات	دائرة المساحة	
OLD PLAN 1.35-069-01-401 OLD P. NO. 1 OLD BLOCK : 74.8/A	ختم الدائرة	المساح — التوقيع — التاريخ الرسم ZAINAB — التوقيع — التاريخ 16/06/2014 المدقق — التوقيع — التاريخ المدير MUBARAK AL AWAI

ص.ب : ٢٠٠، مدينة السلطان قابوس، الرمز البريدي : ١١٥
P.O. Box : 200 Madinat Al Sultan Qaboos, Postal Code : 115

Sultanate of Oman
Ministry of Housing

سلطنة عمان
وزارة الإسكان

تنبيـــــة
يجب تقديم اذن التوريد للبنك خلال مدة اسبوع من تاريخ صدوره كما لا يجوز تقديمه بعد ٣١ ديسمبر كل عام.

اذن توريـــد

التاريخ : ١ / ٧ / ٢٠١٥م

No2013733 الرقم المسلسل :

الدائرة / الادارة : امانة السجل العقاري

الفاضل / مدير بنك : مسقط فرع : ....

يرجى استلام المبالغ الموضحة فيما بعد من الفاضل / حكومة سلطنة عمان (وزارة السياحة)

عن القطعة / المسكن / القرض رقم (١) مربع (٤٤٧) بالدرجة (الثالثة) المساحة (....) المنطقة (....)

كما يرجي ايداعها في حساب الوزارة طرفكم رقم : ....

رقم البند	التفاصيل	النسبة المبلـغ	المبلـغ بيسة	المبلـغ ريال عماني	ملاحظات
١١٠٤٤١٠١	رسوم بيع - تسجيل	٣٪			
١١٠٤٤١٠١	رسوم مبادلة	١٪			
١١٠٤٤١٠١	رسوم رهن - تسجيل عقد إيجار	١/٢٪			
١١٠٤٤١٠١	رسوم فك رهن	١٥	ـــ	٢٠٠٠٠	
١١٠٤٤١٠١	رسوم ملكية ثابتة - مؤقتة - تجديدها	٥-١٠			
١١٠٤٤١٠١	رسوم القسمة - الارث - الهبة - الوصية - الوقف	١٥			
١١٠٤٤١٠١	رسوم ملكية بدل فاقد - تالف	١٥-٥٠			
١١٠٤٤١٠١	رسوم تسجيل املاك - رسوم تصحيح اسم	٥-١٠			
١١٠٤٤١٠١	رسوم استخراج شهادة بيانات عقارية	٥			
١١٠٤٤١٠١	رسوم تحديد مسقط - الولايات - اعادة تحديد	٥-١٠-٢٠			
١١١٠١١٠٢	غرامات	٦٪			
١١٠٨٣١٠١	ايجارات الاراضي الحكومية				
١١٠٩١٢٠٧	رسوم بيع عقود ونماذج حكومية				
١٢١٣١١٠١	اقساط المساكن الاجتماعية				
١٢١٣١١٠٣	اقساط القروض الميسرة				
١٢١٥١١٠١	قيمة ارض - امتداد - تغيير استعمال				
١١١٢٢٦١٢	ايرادات اخرى				
	الخدمات المميزة		ـــ	١٠٠	
اجمالي المبلغ	عشرون ألف وثلاثمائة وخمسون		ـــ	٢٠٣٥٠	

اسم الموظف .... توقيعه .... ختم الوزارة

لاستعمال البنك

استلمت المبلغ المشار اليه اعلاه وقدره : (........) ريال عماني

توقيع وختم البنك

02 JUL 2015 RECEIVED

توزيع النسخ:
١- البيضاء / للمواطن
٢- الصفراء / لملف القطعة
٣- الوردية / لوزارة المالية
٤- الزرقاء / بالكعب / للدائرة المالية
٥- الخضراء / البنك

نموذج (٣-٢/٣)

Sultanate of Oman
Ministry of Housing

سلطنة عمان
وزارة الإسكان

تنبيـــــه

يجب تقديم اذن التوريد للبنك خلال مدة اسبوع من تاريخ صدورة كما لا يجوز تقديمه بعد ٣١ ديسمبر كل عام.

اذن توريـــد

التاريخ : ١ / ٧ / ٢٠١٥ م

الدائرة / الادارة : السجل العقاري .... الرقم المسلسل : No2013735

الفاضل / مدير بنك : .... فرع : ....

يرجى استلام المبالغ الموضحة فيما بعد من الفاضل / ....

عن القطعة / المسكن / القرض رقم (١) مربع (٧٤) بالدرجة ( ) المساحة (١٠٠٠) المنطقة ( )

كما يرجى ايداعها في حساب الوزارة طرفكم رقم : ....

رقم البند	التفاصيل	النسبة المبلـغ	بيسة	ريال عماني	ملاحظات
١١٠٤٤١٠١	رسوم بيع - تسجيل	٣٪			
١١٠٤٤١٠١	رسوم مبادلة	١٪			
١١٠٤٤١٠١	رسوم رهن - تسجيل عقد إيجار	١/٢٪			
١١٠٤٤١٠١	رسوم فك رهن	١٥			
١١٠٤٤١٠١	رسوم ملكية ثابتة - مؤقتة - تجديدها	٥ - ١٠		١٠	
١١٠٤٤١٠١	رسوم القسمة - الارث - الهبة - الوصية - الوقف	١٥			
١١٠٤٤١٠١	رسوم ملكية بدل فاقد - تالف	١٥،٥٠			
١١٠٤٤١٠١	رسوم تسجيل املاك - رسوم تصحيح اسم	٥-١٠			
١١٠٤٤١٠١	رسوم استخراج شهادة بيانات عقارية	٥			
١١٠٤٤١٠١	رسوم تحديد مسقط - الولايات - اعادة تحديد	٥-١٠-٢٠			
١١١٠١١٠٢	غرامات	٦٪			
١١٠٨٣١٠١	ايجارات الاراضي الحكومية				
١١٠٩١٢٠٧	رسوم بيع عقود ونماذج حكومية			١	
١٢١٣١١٠١	اقساط المساكن الاجتماعية				
١٢١٣١١٠٣	اقساط القروض الميسرة				
١٢١٥١١٠١	قيمة ارض - امتداد - تغيير استعمال				
١١١٢٢٦١٢	ايرادات اخرى				
اجمالي المبلغ	احد عشر ريال		—	١١	

اسم الموظف ....

توقيع وختم الوزارة

لاستعمال البنك

استلمت المبلغ المشار اليه اعلاه وقدره : ( ) ريال عماني

توقيع وختم البنك

توزيع النسخ:

١- البيضاء / للمواطن
٢- الصفراء / لملف القطعة
٣- الوردية / لوزارة المالية
٤- الزرقاء / بالكعب / للدائرة المالية
٥- الخضراء / البنك

نموذج (٣-٢/٣)